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As filed with the Securities and Exchange Commission on May 2, 2003

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2003

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12252 (Commission File Number)	13-3675988 (I.R.S. Employer Identification No.)
Two North Riverside Plaza, Suite 400 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit Number	Exhibit
99.1	Press Release, dated April 30, 2003, announcing the results of operations and financial condition of Equity Residential for the three months ended and as of March 31, 2003.

ITEM 9. Regulation FD Disclosure

        On April 30, 2003, Equity Residential issued a press release announcing its results of operations and financial condition for the three months ended and as of March 31, 2003. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished pursuant to Item 12. Results of Operations and Financial Condition, under Item 9 of Form 8-K as directed in Securities and Exchange Commission Release No. 34-47583.

        The attached press release includes a presentation of Equity Residential's Net Operating Income (" NOI"). If NOI falls within the definition of "non-GAAP financial measure" set forth in Item 10(e) of Regulation S-K, Equity Residential is required to include in this Current Report a statement disclosing the reasons why management believes that presentation of NOI provides useful information to investors regarding Equity Residential's results of operations. Equity Residential believes that NOI is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company's apartment properties.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL
Date: May 2, 2003	By:	/s/ MICHAEL J. McHUGH
	Name:	Michael J. McHugh
	Its:	Executive Vice President, Chief Accounting Officer and Treasurer

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  ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits
  ITEM 9. Regulation FD Disclosure
SIGNATURES